Registration No. 333-





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         FactSet Research Systems Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                       13-3362547
(State  or  other   jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

                               One Greenwich Plaza
                          Greenwich, Connecticut 06830
                                 (203) 863-1500
              (Address of Principal Executive Offices) (Zip Code)

  The FactSet Research Systems Inc. 2000 Employee Stock Option Plan
                            (Full title of the plan)

                                 Ernest S. Wong
          Senior Vice President, Chief Financial Officer and Secretary
                          FactSet Research Systems Inc.
                               One Greenwich Plaza
                          Greenwich, Connecticut 06830
                    (Name and address of agent for service)
                                 (203) 863-1500
         (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

  Title of     Amount to be   Proposed maximum   Proposed maximum    Amount of
securities to   registered     offering price   aggregate offering  registration
be registered                   per share (1)        price(1)           fee
--------------------------------------------------------------------------------
Common Stock,
par value
$.01 per share  2,000,000         31.85         63,700,000          15,925
-------------------------------------------------------------------------------

(1) The price of $31.85 per share, which was the average of the high and low prices of Common Stock as reported in the New York Stock Exchange consolidated reporting system on March 8, 2001 is set forth solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended.

PART I INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.

Refer to Exhibit 4.5 on page 3.

Item 2. Registrant Information and Employee Plan Annual Information.

Not required to be filed with the Commission.

PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents filed with the Commission by FactSet Research Systems Inc. (the "Company") are incorporated herein by reference as of their respective dates:

(a) FactSet Research Systems Inc. Annual Report on Form 10-K for the fiscal year ended August 31, 2000 (and the documents incorporated by reference therein).

(b) FactSet Research Systems Inc. Quarterly Report on Form 10-Q for the quarters ended November 30, 2000 and the documents incorporated by reference therein).

(c) FactSet Research Systems Inc. Proxy Statement on Form 14A filed with the Commission on November 22, 1999 (and the documents incorporated by reference therein).

(d) FactSet Research Systems Inc. Quarterly Report on Form 10-Q for the quarters ended November 30, 1999 (and the documents incorporated by reference therein).

(e) FactSet Research Systems Inc. Registration Statement on Form S-1 (File No. 333-04238), filed with the Commission on June 26, 1996, containing a description of the Common Stock.

All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment, which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and to be part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

The Company will provide without charge to each person to whom a copy of this Registration Statement is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference (except for exhibits thereto unless specifically incorporated by reference therein). Requests for such copies should be directed to the Chief Financial Officer, FactSet Research Systems Inc., One Greenwich Plaza, Greenwich, Connecticut 06830,(203)863-1500.

Item 4. Description of Securities.

The class of securities to be offered, pursuant to this registration statement, have been registered under Section 12 of the Exchange Act. See Item 3 - Incorporation of Documents by Reference.

Item 5. Interest of Named Experts and Counsel.

The validity of the Common Stock offered hereby has been passed upon by Cravath, Swaine & Moore. See Exhibit 5.

Item 6. Indemnification of Directors and Officers.

Information   relating  to   indemnification   of  directors   and  officers  is
incorporated by reference herein from Item 14 of the Company's Registration Statement on Form S-1 (No. 333-04238).

Item 7. Exemption from Registration Claimed.

Not applicable.

Item 8. Exhibits.

Exhibit
Number    Description

4.1 Restated Certificate of Incorporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 5, 1996).*

4.2 By-laws (filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal year 1999).*

4.3 Description of the Company's Common Stock incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 26, 1996.*

4.4 Form of Security Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 26, 1996).*

4.5       FactSet Research Systems Inc. 2000 Employee Stock Option
          Plan (filed as Exhibit A to the Company's Proxy Statement on Form 14A filed with the Commission on November 22, 1999).*

5         Opinion of Cravath, Swaine & Moore.

23.1      Consent of PricewaterhouseCoopers LLP.

23.2     Consent of Cravath, Swaine & Moore (included in Exhibit 5).

24       Powers of Attorney (contained on signature page).

*Incorporated by reference.


Item 9. Undertakings.

(a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on the Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned,thereunto duly authorized in the City of Greenwich, State of Connecticut, on this 12th day of March, 2001.

                                   FACTSET RESEARCH SYSTEMS INC.
                                   by    /s/ Ernest S. Wong
                                     -----------------------------
                                     Ernest S. Wong
                                     Senior Vice President, Chief Financial
                                     Officer and Secretary

Each person whose signature appears below appoints Ernest S. Wong, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and anything appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                         Title                          Date

                              Chairman of the Board of            March 12, 2001
/s/ Philip A. Hadley          Directors and Chief
------------------------      Executive Officer
Philip A. Hadley

/s/ Charles J. Snyder         Vice Chairman of the Board          March 12, 2001
------------------------      of Directors
Charles J. Snyder

/s/ Michael F. DiChristina    President Chief Operating           March 12, 2001
------------------------      Officer and Director
Michael F. DiChristina

/s/ Ernest S. Wong            Senior Vice President, Chief        March 12, 2001
------------------------      Financial Officer and Secretary
Ernest S. Wong

/s/ Scott A. Billeadeau       Director                            March 12, 2001
------------------------
Scott A. Billeadeau

/s/ John D. Connolly          Director                            March 12, 2001
------------------------
John D. Connolly

/s/ Joseph E. Laird, Jr.      Director                            March 12, 2001
------------------------
Joseph E. Laird, Jr.

/s/ John C. Mickle            Director                            March 12, 2001
------------------------
John C. Mickle

/s/ Walter F. Siebecker       Director                            March 12, 2001
------------------------
Walter F. Siebecker

/s/ Howard E. Wille            Director                           March 12, 2001
------------------------
Howard E. Wille

                                  EXHIBIT INDEX

Exhibit
Number         Description

4.1 Restated Certificate of Incorporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.333-04238) filed with the Commission on June 5, 1996).*

4.2 By-laws (filed as Exhibit 3.2 to the Company's Quarterly report on Form 10-Q for the first quarter fiscal year 1999).*

4.3 Description of the Company's Common Stock incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 26, 1996.*

4.4 Form of Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 26, 1996).*

4.5            FactSet Research Systems Inc. 2000 Employee Stock
               Option Plan (filed as Exhibit A to the Company's Proxy Statement on Form 14A filed with the Commission on November 22, 1999).*

5              Opinion of Cravath, Swaine & Moore.

23.1           Consent of PricewaterhouseCoopers LLP.

23.2           Consent of Cravath, Swaine & Moore (included in Exhibit 5).

24             Powers of Attorney (contained on signature page).

---------------
* Incorporated by reference.

                                                                    EXHIBIT 5
                                 [Letterhead of]
                             CRAVATH, SWAINE & MOORE

                                                                   March 9, 2001

                          FactSet Research Systems Inc.
                         Form S-8 Registration Statement


Ladies and Gentlemen:

We have acted as counsel for FactSet Research Systems Inc., a Delaware corporation (the "Company"), in connection with the Registration Statement on Form S-8 (the "Registration Statement") being filed by the Company on March 12, 2001, with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to 2,000,000 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), which may be issued pursuant to the 2000 Employees Stock Option Plan (the "Plan").

In connection with the foregoing, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion.

Based upon the foregoing, we are of opinion that the Common Stock is validly authorized and, when issued under the Plan in accordance with the terms thereof for consideration having a value not less than the par value thereof, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act or the Rules and Regulations of the Commission promulgated thereunder.


                                   Very truly yours,

                                   /s/ Cravath, Swaine & Moore

FactSet Research Systems Inc.
One Greenwich Plaza
Greenwich, CT 06830

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 11, 2000, relating to the financial statements, which appears on page 40 of the 2000 Annual Report to Shareholders of FactSet Research Systems Inc., which is incorporated by reference in FactSet Research System Inc.'s Annual Report on Form 10-K for the year ended August 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 9th, 2001